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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               June 6, 2001


                         International Knife & Saw, Inc.

               (Exact Name of Registrant as Specified in Charter)

                       333-17305 (Commission File Number)

         Delaware                                          57-0697252
      (State or Other Jurisdiction of                      (I.R.S. Employer
      Incorporation)                                        Identification No.)


                                 1299 Cox Avenue
                            Erlanger, Kentucky 41018
                    (Address of principal executive offices)

                                 (859) 371-0333
              (Registrant's telephone number, including area code)









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



This amendment to the Current Report on Form 8-K of International Knife & Saw, Inc. for the event reported June 6, 2001 (the "Original Form 8-K") amends and modifies the Original Form 8-K as follows:

         Item 2, Acquisitions or Dispositions of Assets, is amended by the amendment of the second sentence of the first paragraph which is restated as follows:

         Item 2. Acquisition or Disposition of Assets.


         On June 6, 2001, International Knife & Saw, Inc., a Delaware corporation ("the Company"), sold all of the issued and outstanding capital stock of IKS Klingelnberg GmbH, a wholly owned German subsidiary of the Company ("IKSK"), to Diether Klingelnberg and TKM GmbH i.G., a company organized under the laws of Germany ("TKM" and, together with Mr. Klingelnberg, the "Purchasers"), for approximately $11.7 million in cash. The Company expects to record a loss on the sale of IKSK of approximately $11.2 million. The loss is subject to adjustment based on final closing values and transaction expenses. The proceeds from the sale were immediately applied to repay all indebtedness and other obligations owed by the Company to Deutsche Bank AG, the Company's senior lender.

         Mr. Klingelnberg and Thomas W.G. Meyer are managing directors and stockholders of TKM. Mr. Meyer is a minority stockholder of IKS Corporation, a Delaware corporation and the parent of the Company ("Parent"). In addition, until April 20, 2001 Mr. Klingelnberg served as a director of the Company and Parent, and until May 31, 2001 Mr. Meyer served as an Executive Vice President of the Company and Parent. At the time of the sale, Mr. Meyer was the Chief Executive Officer of IKSK. The amount of consideration paid to the Company for the issued and outstanding capital stock of IKSK was determined by arms length negotiation between the Board of Directors of the Company and the Purchasers.

         In connection with the sale, the Purchasers agreed that, for a period of 18 months and subject to certain conditions, IKSK would continue the existing trading arrangements between the Company and IKSK with respect to current products manufactured by IKSK and purchased by the Company.

         Prior to the sale, the holders of a majority in aggregate principal amount of the Company's Series B 11-3/8% Senior Subordinated Notes due 2006 (the "Notes") consented to the sale and waived compliance by the Company with the provisions of Section 4.14 (Limitation on Transactions with Affiliates), Section 4.15 (Change of Control), Section 4.16 (Limitation on Asset Sales) and Article Five of the Indenture governing the Notes, as well as any other relevant provisions of such Indenture, to the extent applicable to the transaction.



         Item 7 (b), Pro Forma Financial Information (Unaudited), is amended by the amendments of the second sentence of the first paragraph, the shareholder's deficit section of the Pro Forma Consolidated Balance Sheet (Unaudited) and the addition of note (f) in the Notes to Pro Forma Consolidated Balance Sheet which is restated as follows:

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (b)  Pro Forma Financial Information (Unaudited)


                  On June 6,  2001,  the  Company  sold  all of the  issued  and outstanding capital stock of IKSK to the Purchasers for approximately $11.7 million in cash. The Company expects to record a loss on the sale of IKSK of approximately $11.2 million. The loss is subject to adjustment based on final closing values and transaction expenses. The proceeds from the sale were immediately applied to repay all indebtedness and other obligations owed by the Company to Deutsche Bank AG, the Company's senior lender.

                  Set forth below are the unaudited pro forma consolidated balance sheet of the Company at March 31, 2001, and the unaudited pro forma consolidated statements of income of the Company for the year ended December 31, 2000 and for the three months ended March 31, 2001.

                  The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of income (collectively, the "Pro Forma Financial Information") are based on the historical consolidated financial statements of the Company, adjusted to give effect to the disposition of IKSK. The unaudited pro forma consolidated balance sheet gives effect to the disposition as if it had occurred on March 31, 2001. The unaudited pro forma consolidated statements' of income give effect to the disposition as if it had occurred on January 1, 2000. The loss on the sale of IKSK is not considered in the presented unaudited pro forma consolidated statements of income.

                  The Pro Forma Financial Information is presented for informational purposes and does not purport to represent what the Company's financial position or results of operations would actually have been had the disposition of IKSK occurred on the dates specified or to project the Company's financial position and results of operations at any future date or for any future period. The Pro Forma Financial Information reflects certain assumptions described in the accompanying notes. The Pro Forma Financial Information should be read in conjunction with the historical consolidated financial statements of the Company previously filed with the Securities and Exchange Commission.

                International Knife & Saw, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 (in thousands)

                                                                       March 31, 2001
                                             -------------------------------------------------------------------------

                                                 Historical                          Disposition        Pro Forma
                                               International       Historical         Pro Forma       International
                                             Knife & Saw, Inc.      IKSK (a)         Adjustments    Knife & Saw, Inc.
                                             -----------------     -----------       -----------    -----------------
Assets
Current assets:
   Cash and cash equivalents                 $       3,423       $  (2,702)          $       -        $      721
   Accounts receivable, trade, less
   allowances for doubtful accounts                 24,543         (12,975)                  -            11,568
   Inventories                                      29,032         (14,449)                122 (b)        14,705
   Due (to) from parent                                (40)         (2,306)              2,306 (c)           (40)
   Other current assets                              2,425          (1,406)                  -             1,019
                                             -------------------------------------------------------------------------
Total current assets                                59,383         (33,838)              2,428            27,973

Other assets:
   Goodwill                                         13,994          (6,703)                  -             7,291
   Debt issuance costs                               2,154               -                   -             2,154
   Other noncurrent assets                           2,138          (1,435)                  -               703
                                             -------------------------------------------------------------------------
                                                    18,286          (8,138)                  -            10,148

Property, plant and equipment-net                   45,249         (24,797)                  -            20,452

                                             -------------------------------------------------------------------------
            Total assets                     $     122,918       $ (66,773)        $     2,428        $   58,573
                                             =========================================================================

See notes to Unaudited Pro Forma Consolidated Balance Sheet.


                International Knife & Saw, Inc. and Subsidiaries
                Pro Forma Consolidated Balance Sheet (Continued)
                                   (Unaudited)
                                 (in thousands)

                                                                        March 31, 2001
                                           --------------------------------------------------------------------------

                                               Historical                          Disposition         Pro Forma
                                             International       Historical         Pro Forma        International
                                           Knife & Saw, Inc.      IKSK (a)         Adjustments     Knife & Saw, Inc.
                                           -----------------     ----------        ------------    -----------------
Liabilities and Shareholder's deficit
Current liabilities:
   Notes payable                           $     22,077       $    (10,358)        $  (11,719)(d)   $         -
   Current portion of long-term debt              3,563             (2,533)                 -             1,030
   Accounts payable                               9,477             (5,247)             2,306 (c)         6,536
   Accrued liabilities                           14,799             (6,503)                 -             8,296
                                           --------------------------------------------------------------------------
Total current liabilities                        49,916            (24,641)               (9,413)        15,862

Long-term debt, less current portion            106,287            (14,376)                    -         91,911
Other liabilities                                 8,426             (7,810)                    -            616
                                           --------------------------------------------------------------------------
Total liabilities                               164,629            (46,827)               (9,413)       108,389

Minority interest                                 1,105             (1,105)                    -              -

Shareholder's deficit:
   Common stock                                       5                  -                     -              5
   Additional paid-in capital                    10,153                  -                     -         10,153
   Accumulated deficit                          (43,581)                 -               (10,633)(e)    (54,214)
   Accumulated other
   comprehensive loss                            (5,961)                 -                 3,633 (f)     (2,328)
   Treasury stock, at cost                       (3,432)                 -                     -         (3,432)
                                           --------------------------------------------------------------------------
Total shareholder's deficit                     (42,816)                 -                (7,000)       (49,816)

Total liabilities and shareholder's
deficit                                    $    122,918       $    (47,932)        $     (16,413)   $    58,573
                                           ==========================================================================

See notes to Unaudited Pro Forma Consolidated Balance Sheet.


                International Knife & Saw, Inc. and Subsidiaries

                  Notes to Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 (in thousands)

(a) The amounts in the "Historical IKSK" column are derived from the unaudited consolidated balance sheet of IKSK at March 31, 2001, which was prepared based on accounting principles generally accepted in the United States.

(b) Adjustment to inventory to record the intercompany profit included in the Company's inventories purchased from IKSK.

(c) Adjustment to reflect the Company's intercompany payable balances with IKSK as third party trade payables.

(d) Reflects the use of the proceeds from the sale to repay the indebtedness and other obligations due to the Company's senior lender.

(e) Adjustment to accumulated deficit to reflect loss on the sale of IKSK at March 31, 2001.

(f)  Adjustment  to  accumulated  other   comprehensive   loss  to  reflect  the
     realization of foreign currency translation adjustments on the sale of IKSK at March 31, 2001.

                International Knife & Saw, Inc. and Subsidiaries
                   Pro Forma Consolidated Statements of Income
                                   (Unaudited)
                    (in thousands, except per share amounts)

                                                                    Three Months Ended March 31, 2001
                                                --------------------------------------------------------------------------

                                                   Historical                        Disposition          Pro Forma
                                                 International      Historical        Pro Forma         International
                                                 Knife & Saw, Inc.   IKSK (a)     Adjustments (b)    Knife & Saw, Inc.
                                                 -----------------  ----------    ---------------    -----------------

Net sales                                       $    38,745        $ (18,398)      $        16 (c)    $       20,363

Cost of sales                                        28,909          (12,490)             (106)(d)            16,313
                                                --------------------------------------------------------------------------
Gross profit                                          9,836           (5,908)              122                 4,050

Selling, general and administrative expenses          9,435           (4,129)                -                 5,306
                                                --------------------------------------------------------------------------
Operating income                                        401           (1,779)              122                (1,256)


Other expenses (income):
    Interest income                                    (169)              30                 -                  (139)
    Interest expense                                  3,219             (409)             (116)(e)             2,694
    Minority interest                                    52              (52)                -                     -
                                                --------------------------------------------------------------------------
                                                      3,102             (431)             (116)                2,555
                                                --------------------------------------------------------------------------
Loss before income taxes                             (2,701)          (1,348)              238                (3,811)

Benefit for income taxes                               (547)            (467)                -                (1,014)
                                                --------------------------------------------------------------------------
Net loss                                        $    (2,154)       $    (881)      $        238        $      (2,797)
                                                ==========================================================================

Net loss per common share                       $     (4.47)                                           $       (5.80)


See Notes to Unaudited Pro Forma Consolidated Statements of Income.


                International Knife & Saw, Inc. and Subsidiaries
                   Pro Forma Consolidated Statements of Income
                                   (Unaudited)
                    (in thousands, except per share amounts)

                                                                      Year Ended December 31, 2000
                                                ------------------------------------------------------------------------

                                                   Historical                        Disposition         Pro Forma
                                                 International      Historical        Pro Forma        International
                                                 Knife & Saw, Inc.   IKSK (a)      Adjustments (b)   Knife & Saw, Inc.
                                                 -----------------  -----------    ---------------   -----------------

Net sales                                       $       160,917      $ (68,185)     $      135 (c)    $    92,867

Cost of sales                                           120,388        (46,890)             13 (d)         73,511
                                                ------------------------------------------------------------------------
Gross profit                                             40,529        (21,295)            122             19,356

Selling, general and administrative expenses             40,026        (15,554)              -             24,472
                                                ------------------------------------------------------------------------
Operating income                                            503         (5,741)            122             (5,116)


Other expenses (income):
    Interest income                                        (179)           134               -                (45)
    Interest expense                                     13,210         (1,550)           (356)(e)         11,304
    Minority interest                                       157           (157)              -                  -
                                                ------------------------------------------------------------------------
                                                         13,188         (1,573)           (356)            11,259
                                                ------------------------------------------------------------------------
Loss before income taxes                                (12,685)        (4,168)            478            (16,375)

Provision (benefit) for income taxes                      2,844         (1,488)              -              1,356
                                                ------------------------------------------------------------------------
Net loss                                        $       (15,529)     $  (2,680)     $      478        $   (17,731)
                                                ========================================================================
Net loss per common share                       $        (32.22)                                      $    (36.79)


See Notes to Unaudited Pro Forma Consolidated Statements of Income.


                International Knife & Saw, Inc. and Subsidiaries

          Notes to Pro Forma Consolidated Condensed Statement of Income
                                   (Unaudited)
                                 (in thousands)


(a) The amounts in the "Historical IKSK" column are derived from the unaudited consolidated statement of income of IKSK for the quarter ended March 31, 2001 and the audited consolidated statement of income of IKSK for the year ended December 31, 2000, which were prepared based on accounting principles generally accepted in the United States.

(b) The loss on the sale of IKSK is not considered in the unaudited pro forma consolidated statements of income.

(c) Adjustment to net sales to record sales from the Company to IKSK, previously eliminated.

(d) Adjustment to cost of sales to record the intercompany profit included in the Company's inventories purchased from IKSK.

(e) Decrease in interest expense to reflect the repayment of the indebtedness and other obligations due to the Company's senior lender.

              (c)   Exhibits

                    Exhibit
                        No.           Description
                    -------       ----------------------------------------------
                    * 10.01       Agreement dated as of June 5, 2001 among
                                  TKM  GmbH,  i.G.,  Diether   Klingelnberg  and
                                  International Knife & Saw, Inc.
                    * 10.02       Notarial Deed
                    * 10.03       Supply  Agreement  dated  June 5,  2001
                                  among TKM GmbH, i.G., Diether Klingelnberg and
                                  International Knife & Saw, Inc.

                    * Previously Filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 INTERNATIONAL KNIFE & SAW, INC.

                             By:  /s/ William M. Schult
                                 ------------------------------------------
                                 William M. Schult, Executive Vice President
                                 Chief Financial Officer, Treasurer and
                                 Secretary (Principal Financial and
                                 Accounting Officer, and Executive
                                 Committee member)

                                 Date:  August 9, 2001

                                  EXHIBIT INDEX

                    Exhibit
                        No.           Description
                    -------       ----------------------------------------------
                    * 10.01       Agreement dated as of June 5, 2001 among
                                  TKM  GmbH,  i.G.,  Diether   Klingelnberg  and
                                  International Knife & Saw, Inc.
                    * 10.02       Notarial Deed
                    * 10.03       Supply  Agreement  dated  June 5,  2001
                                  among TKM GmbH, i.G., Diether Klingelnberg and
                                  International Knife & Saw, Inc.

                    * Previously Filed